UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2026

(Exact name of registrant as specified in its charter)

Customers Bancorp, Inc.

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)
701 Reading Avenue
West Reading PA 19611
(Address of principal executive offices, including zip code)
(610) 933-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange
5.375% Subordinated Notes due 2034	CUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed solely to amend Item 5.07 of the Current Report on Form 8-K filed by Customers Bancorp, Inc. (the “Company”) with the Securities and Exchange Commission on May 28, 2026 ("Original Form 8-K"), in order to delete an erroneous reference to Mr. Daniel K. Rothermel and replace it with a reference to Mr. T. Lawrence Way. No other changes were made to the Original Form 8-K. All other Items of the Original Form 8-K are unaffected by this Amended Form 8-K and such Items have not been included herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 26, 2026, for the purpose of considering and acting upon the below proposals. A total of 30,579,245 shares were outstanding and entitled to vote at the Annual Meeting. The number of votes cast for, against, or withheld as to each such matter or nominee, as well as the number of abstentions as to each such matter or nominee, are set forth below.

1.To elect the following three Class III directors of the Company.

	FOR	WITHHELD	BROKER NON-VOTES
Susan D. Looney	27,828,079	5,488	2,052,252
Dalton T. Sirmans	27,978,026	5,488	2,052,252
Steven J. Zuckerman	26,212,146	6,041	2,052,252

The following additional directors continued in office after the Annual Meeting: Andrea R. Allon, Bernard B. Banks, Robert J. Buford, M. Michael Gill, Robert M. Krasne, Jay S. Sidhu, Samvir S. Sidhu and T. Lawrence Way.

2.    To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

FOR	AGAINST	ABSTAIN
30,414,702	97,912	66,631

There were no broker non-votes on the proposal.

3.    To approve, on an advisory basis, our named executive officer compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
19,160,697	9,059,302	306,994	2,052,252
4.    To approve an amendment to the Company’s 2019 Stock Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
19,725,308	8,530,617	271,068	2,052,252

++++++++++++++++++++++++++++++

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Andrew B. Sachs
Name: Andrew B. Sachs
Title: Executive Vice President - General Counsel and Corporate Secretary

Date: June 03, 2026